UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 18, 2009 (November 3, 2009)

MERCK & CO., INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	1-6571 (Commission file number)	22-1918501 (I.R.S. Employer Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, NJ (Address of principal executive offices)	08889 (Zip code)
Registrant’s telephone number, including area code: (908) 423-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On November 4, 2009, Merck & Co., Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K ( the “Original Form 8-K”) in connection with the consummation on November 3, 2009 of the combination of the Company (formerly known as Schering-Plough Corporation) and Merck Sharp & Dohme Corp. (formerly known as Merck & Co., Inc.) (“Old Merck”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Old Merck and to present certain unaudited pro forma financial information in connection with the Company’s combination with Old Merck, which financial statements and unaudited pro forma information are filed as exhibits hereto.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The audited consolidated balance sheets of Old Merck and its subsidiaries as of December 31, 2008 and December 31, 2007, and the related consolidated statements of income, retained earnings, comprehensive income and cash flows for each of the years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.
     The unaudited interim consolidated balance sheets of Old Merck and its subsidiaries as of September 30, 2009 and 2008, the interim consolidated statements of income and cash flows for the nine months ended September 30, 2009 and September 30, 2008 and the Notes to Consolidated Financial Statements (unaudited) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of, and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, giving effect to the Company’s combination with Old Merck, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits.

Number	Description
23	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated balance sheets of Old Merck and its subsidiaries as of December 31, 2008 and December 31, 2007, and the related consolidated statements of income, retained earnings, comprehensive income and cash flows for each of the years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Old Merck (SEC File No. 001-03305) on May 20, 2009).

99.2	Unaudited interim consolidated balance sheets of Old Merck and its subsidiaries as of September 30, 2009 and 2008, the interim consolidated statements of income and cash flows for the nine months ended September 30, 2009 and September 30, 2008 and the Notes to Consolidated Financial Statements (unaudited) (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 filed by Old Merck (SEC File No. 001-03305) on November 2, 2009).

Number	Description
99.3	Unaudited pro forma condensed combined financial information of the Company as of, and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, giving effect to the Company’s combination with Old Merck.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 18, 2009

Merck & Co., Inc.
By:	/s/ Debra A. Bollwage
	Name:	Debra A. Bollwage
	Title:	Senior Assistant Secretary

INDEX TO EXHIBITS

Number	Description
23	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated balance sheets of Old Merck and its subsidiaries as of December 31, 2008 and December 31, 2007, and the related consolidated statements of income, retained earnings, comprehensive income and cash flows for each of the years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Old Merck (SEC File No. 001-03305) on May 20, 2009).

99.2	Unaudited interim consolidated balance sheets of Old Merck and its subsidiaries as of September 30, 2009 and 2008, the interim consolidated statements of income and cash flows for the nine months ended September 30, 2009 and September 30, 2008 and the Notes to Consolidated Financial Statements (unaudited) (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 filed by Old Merck (SEC File No. 001-03305) on November 2, 2009).

99.3	Unaudited pro forma condensed combined financial information of the Company as of, and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, giving effect to the Company’s combination with Old Merck.